Effective January 1, 2012, the following sentence at the end of the fourth paragraph in the sub-section entitled “Investment Adviser” beneath the main heading "Management of the Fund" is deleted:

In addition, MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, such that “Total Annual Fund Operating Expenses” do not exceed 1.25% of the fund’s average daily net assets annually for Initial Class shares of the fund. This written agreement will continue until modified by a vote of the fund’s shareholders. This expense limitation is expected to continue indefinitely.